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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549
                               ___________________

                                    FORM 8-K

                                 Current Report

                Pursuant to Section 13 or 15(d) of the Securities
                              Exchange Act of 1934

                                December 10, 2004
                Date of Report (Date of earliest event reported)

                          COLLINS & AIKMAN CORPORATION

             (Exact name of registrant as specified in its charter)

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

               Delaware                                 1-10218                               13-3489233
   (State or other jurisdiction of              (Commission file number)                   (I.R.S. Employer
    incorporation or organization)                                                        Identification No.)

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                             250 Stephenson Highway
                              Troy, Michigan 48083
                    (Address of principal executive offices)
                                 (248) 824-2500

                         (Registrant's telephone number,
                              including area code)
                                 Not Applicable
          (Former name or former address, if changed since last report)
                            ------------------------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
     CFR 240.14a-12)

[ ] Pre-commencement communication s pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 1.01 Entry into a Material Definitive Agreement.

Amended Receivables Facility

On December 10, 2004, Collins & Aikman Products Co. ("Products"), a wholly owned subsidiary of the registrant, and CARCORP, Inc., a wholly owned subsidiary of Products, amended their existing receivables transfer agreement (the "Receivables Transfer Agreement") related to their off-balance sheet accounts receivable financing facility. The amended terms included (i) extending the term of the facility to March 10, 2006, (ii) installing General Electric Capital Corporation ("GECC") as the new Administrative Agent, (iii) consolidating the outstanding commitments under the facility with GECC, (iv) changing the margins applicable to advances based on LIBOR to 1.75% until March 9, 2005, 2.00% from March 10, 2005 to June 7, 2005, and 2.25% thereafter, and (v) changing the margins applicable to advances based on the base rate to 0.75% until March 9, 2005, 1.00% from March 10, 2005 to June 7, 2005 and 1.25% thereafter. The amendment also addressed various administrative and technical matters.

The description set forth above is qualified by Amendment No. 3 to the Receivables Transfer Agreement filed herewith as exhibit 99.1.

Commitment for New Receivables Facility

On December 10, 2004, Products entered into a commitment letter agreement with GECC whereby GECC committed to provide a new accounts receivable facility to replace the existing receivables facility, subject to the terms and conditions described therein, including the negotiation and execution of mutually agreeable definitive documentation. The terms of the new facility are expected to include
(i) increasing the facility size to $300.0 million relative to $250.0 million under the Receivables Transfer Agreement, (ii) improved advance rates relative to the Receivables Transfer Agreement, (iii) improved customer concentration limits relative to the Receivables Transfer Agreement and (iv) a term of up to five years. GECC's commitment under the letter agreement expires on April 30, 2005. There can be no assurance that Products will reach a definitive agreement with GECC on these or other terms.

The commitment letter and related term sheet are filed herewith as Exhibit 99.2.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

     See response to Item 1.01 regarding the Amended Receivables Facility.


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Item 9.01.  Financial Statements and Exhibits.

     (c) Exhibits. The following exhibit is filed herewith:

         Exhibit No.        Description

          99.1 Third Amendment to Receivables Transfer Agreement, dated as of December 10, 2004 among CARCORP, Products, GECC and JPMorgan Chase Bank N.A.

          99.2 Commitment Letter, dated as of December 10, 2004 among GECC, Products and CARCORP.



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                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated:  December 13, 2004


                                   COLLINS & AIKMAN CORPORATION



                                   By:  /s/ Bryce Koth
                                        ------------------------------------
                                          Name:   Bryce Koth
                                          Title:  Senior Vice President and
                                                  Chief Financial Officer




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